EXHIBIT 10.1


                            STOCK PURCHASE AGREEMENT


         This Stock Purchase Agreement (the "Agreement") is entered into as of this 2nd day of April, 2001, by and between John Cavallucci, an individual, and John Cavallucci and Elizabeth L. Cavallucci as Trustees for The Cavallucci Family Trust (collectively "Seller") and MCB Financial Corporation, a California corporation ("Buyer").

         In consideration of the mutual promises, representations, covenants and conditions set forth in this Agreement, the parties to this Agreement mutually agree as follows:

         1. PURCHASE AND SALE OF SHARES. Subject to the terms and conditions of
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this Agreement, Seller agrees to sell and Buyer agrees to buy, 229,251 shares of the Common Stock, no par value of MCB Financial Corporation (the "Shares") in the manner set forth in Section 3 of this Agreement.

         2. PURCHASE PRICE. The purchase price for the Shares shall be $12.00
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per share ("Purchase Price").

         3. CLOSING DATES. The purchase and sale of the Shares shall occur on
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the dates specified below:

                  a. On April 13, 2001 (the "First Closing Date"), the Seller shall sell and transfer to Buyer 150,000 Shares and the Buyer shall buy and pay the Purchase Price to Seller for the Shares transferred to Buyer at this First Closing Date.

                  b. At the election of Buyer, Seller may sell and Buyer may buy additional Shares on the First Closing Date as may be specified by Buyer.

                  c. On July 3, 2001 (the "Second Closing Date") the Seller shall sell and transfer to Buyer all of Seller's remaining Shares and the Buyer shall buy and pay the Purchase Price to Seller for the Shares transferred at this Second Closing Date.

                  d. In the event that on or before the Second Closing Date Seller has exercised any vested options to acquire additional MCB Financial Common Stock, at the election of Seller, Buyer shall be obligated to purchase the shares so acquired by Seller on the Second Closing Date at the Purchase Price and under the terms and conditions of this Agreement.

                  e. Seller hereby designates Buyer or its assigns as Seller's proxy to vote any and all Shares sold and transferred to Buyer following an "of-record" date set for a meeting of MCB Financial shareholders where the relevant Closing Date occurs prior to the shareholder vote. This proxy is irrevocable in that it is coupled with an interest.

         4. REPRESENTATIONS AND WARRANTIES OF SELLER. Seller represents and
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warrants to Buyer as follows:


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                  a. TITLE TO SHARES. As of each Closing Date, Seller shall own
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beneficially and of record, free and clear of any lien, option or other encumbrance, and shall have full power and authority to convey, free and clear of any lien or other encumbrance, the Shares. Upon Buyer's purchase of the Shares, good and marketable title to the Shares will pass to Buyer subject to no lien, encumbrance or other right in any party other than Buyer.

                  b. AUTHORITY TO EXECUTE AND PERFORM AGREEMENT. At the time of
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execution of this Agreement and as of each Closing Date, Seller has the full legal right, power and authority to enter into, execute and deliver this Agreement and to perform fully Seller's obligations hereunder. This Agreement has been duly executed and delivered by Seller and is a valid and binding obligation of Seller enforceable in accordance with its terms.

         5. REPRESENTATIONS AND WARRANTIES OF BUYER. Buyer represents and
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warrants to Seller as follows:

                  a. AUTHORITY TO EXECUTE AND PERFORM AGREEMENT. At the time of
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execution of this Agreement and as of each Closing Date, Buyer has the full legal right, power and authority to enter into, execute and deliver this Agreement and to perform fully Buyer's obligations hereunder. This Agreement has been duly executed and delivered by Buyer and is the valid and binding obligation of Buyer enforceable in accordance with its terms.

         6. CONDITIONS TO THE OBLIGATIONS OF BUYER. The obligation of Buyer to
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buy the Shares is subject to satisfaction of the following conditions:

                  a. On or before the First Closing Date Buyer shall have received a letter from Carpenter and Company advising Buyer and its Board of Directors that the terms of this Agreement are commercially reasonable.

         7. SUCCESSORS AND ASSIGNS; ASSIGNMENT. The rights and obligations of
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this Agreement shall be binding upon and inure to the benefit of the successors, assigns, heirs and personal representatives of the parties hereto. Seller understands and consents to Buyer allocating a portion of the purchase of the Shares to other buyers provided that such assignees of Buyer shall be bound by the terms of this Agreement.

         8. SEVERABILITY. If any provision of this Agreement, as applied to
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either party or to any circumstance, is judged by a court to be void or unenforceable, in whole or in part, the same shall, in no way affect any other provision of this Agreement, the application of such provision in any other circumstances, or the validity or enforceability of this Agreement.

         9. APPLICABLE LAW; JURISDICTION AND VENUE. This Agreement and all
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matters or issues collateral hereto shall be governed by the laws of the State of California applicable to contracts performed entirely therein.

         10. WAIVER. A waiver by either party of any of the terms or conditions
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of this Agreement in any one instance shall not be deemed or construed to be a waiver of such terms and conditions for the future, or of any subsequent breach thereof. All remedies, rights, undertakings, obligations, and agreements contained in this Agreement shall be cumulative, and none of them shall be in limitation of any other remedy, right, undertaking, obligation or agreement of either party.


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         11. ATTORNEY'S FEES. If any legal action or other proceeding is brought
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for the enforcement of this Agreement, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

         12. HEADINGS. The headings in this Agreement are for convenience only
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and shall not in any manner affect the interpretation or construction of the
Agreement or any of its provisions.

         13. RESIGNATION AS DIRECTOR. This Agreement shall serve as the written
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resignation of John Cavallucci from the Board of Directors of MCB Financial
Corporation and from the Board of Directors of it subsidiary Metro Commerce Bank effective immediately following the Second Closing Date.

         14. NOTICE. Any notice or other communication to be given under this
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Agreement shall be in writing and shall be deemed to have been duly given on the date of service if personally served, or if mailed, upon deposit in the United States mail, first class postage prepaid, express or certified, return receipt requested, and properly addressed to the parties as follows:

SELLER:                                                   BUYER:

John Cavallucci                                           MCB Financial
7740 Shelborne Drive                                      1248 Fifth Avenue
Granite Bay, CA 95746                                     San Rafael, CA 94901

IN WITNESS WHEREOF, Buyer and Seller have hereunto set their hand as of the day and year first above written.

SELLER:                                               BUYER:
The Cavallucci Family Trust                           MCB Financial Corporation

By: /s/ JOHN CAVALLUCCI, Trustee                      By: /s/ TIMOTHY J. JORSTAD
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                                                          Title: Chairman

By: /s/ ELIZABETH L. CAVALLUCCI, Trustee
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   /s/ JOHN CAVALLUCCI, an individual
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